UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): June 15, 2005


                            HEALTHSOUTH Corporation
                            -----------------------
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
                                   --------
                (State or Other Jurisdiction of Incorporation)


               1-10315                           63-0860407
               -------                           ----------
      (Commission File Number)          (IRS Employer Identification No.)


              One HEALTHSOUTH Parkway, Birmingham, Alabama 35243
              --------------------------------------------------
         (Address of Principal Executive Offices, Including Zip Code)


                                (205) 967-7116
                                --------------
             (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. Entry into a Material Definitive Agreement.

         On June 15, 2005, HEALTHSOUTH Corporation (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99 and incorporated herein by reference, announcing that it has closed a $200 million term loan agreement (the "Term Loan Agreement") with a consortium of financial institutions, JPMorgan Chase Bank, N.A., as Administrative Agent ("JPMorgan") and Citicorp North America, Inc., as Syndication Agent.

         Pursuant to the Term Loan Agreement the Company has obtained a new senior unsecured term facility consisting of term loans (the "Term Loans") in an aggregate principal amount of $200 million. The Term Loans will initially bear interest at a rate of LIBO (adjusted for statutory reserve requirements) plus 5.0% per year (the "Initial Rate"). Thereafter, they willl bear interest, at the Company's option, at a rate of (1) the Initial Rate or (2) 4.0% per year plus the higher of (x) JPMorgan's prime rate and (y) the Federal Funds Rate plus 0.50%. The Term Loans mature in full on June 15, 2010.

         The Term Loan Agreement contains customary representations, warranties, affirmative and negative covenants, default and acceleration provisions. In addition, the Company will be responsible for customary fees and expenses associated with the Term Loans.

         The proceeds of the Term Loans, together with cash on hand, were used to repay the Company's $245 million 6.875% senior notes due June 15, 2005 and to pay fees and expenses related to the Term Loans.

         The foregoing description of the Term Loan Agreement is qualified in its entirety by reference to such agreement, a copy of which is attached hereto as Exhibit 10, and incorporated herein by reference.

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         The disclosure included under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits.

See Exhibit Index.


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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HEALTHSOUTH CORPORATION


                                        By: /s/ Gregory L. Doody
                                            -----------------------------
                                            Name:   Gregory L. Doody
                                            Title:  Executive Vice President,
                                                      General Counsel and
                                                      Secretary


Dated: June 15, 2005

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                                 EXHIBIT INDEX

      Exhibit Number        Description
      --------------        -----------

          10 Term Loan Agreement dated as of June 15, 2005, among HEALTHSOUTH Corporation, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Citicorp North America, Inc., as Syndication Agent and J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. as Co-Lead Arrangers and Bookrunners.

          99                Press release of HEALTHSOUTH Corporation dated
                            June 15, 2005.